EXHIBIT A

NOMINATING COMMITTEE MEMBERSHIP

Fund	Nominating Committee Members
Franklin California Tax-Free Income Fund, Inc., Franklin	Edith E. Holiday
Custodian Funds, Inc. and Franklin New York Tax-Free	Harris J. Ashton
Income Fund	Frank A. Olson

Franklin California Tax-Free Trust, Franklin Strategic	Harris J. Ashton
Series and Franklin Templeton International Trust	Edith E. Holiday
Frank W. T. LaHaye
John B. Wilson

Franklin Capital Growth Fund, Franklin Gold and Precious	Frank W. T. LaHaye
Metals Fund and Franklin Municipal Securities Trust	Harris J. Ashton
Edith E. Holiday
Frank A. Olson
John B. Wilson

Franklin Global Trust	Harris J. Ashton
Robert F. Carlson
Edith E. Holiday
Frank W. T LaHaye
Frank A. Olson
John B. Wilson

Franklin High Income Trust	Robert F. Carlson
Edith E. Holiday
Frank W. T. LaHaye

Franklin Investors Securities Trust and Franklin Tax-Free	Harris J. Ashton
Trust	Edith E. Holiday
Frank W. T. LaHaye
Frank A. Olson

Franklin Managed Trust and Franklin Value Investors Trust	Frank T. Crohn
Burton J. Greenwald
Charles Rubens II
Leonard Rubin
Robert E. Wade

Franklin Mutual Recovery Fund and Franklin Mutual	Burton J. Greenwald (Co-Chairperson)
Series Fund Inc.	Bruce A. MacPherson (Chairperson)
Leonard Rubin
Robert E. Wade

Franklin New York Tax-Free Trust and The Money Market	Harris J. Ashton
Portfolios	Robert F. Carlson
Edith E. Holiday
Frank W. T. LaHaye

Franklin Real Estate Securities Trust	Harris J. Ashton
Robert F. Carlson
Edith E. Holiday
Frank W. T LaHaye
John B. Wilson

A-1

Fund	Nominating Committee Members
Franklin Strategic Mortgage Portfolio	Harris J. Ashton
Edith E. Holiday
Frank W. T. LaHaye

Franklin Templeton Fund Allocator Series and Franklin	Harris J. Ashton
Templeton Global Trust	Robert F. Carlson
Edith E. Holiday
Frank W. T. LaHaye
John B. Wilson

Franklin Templeton Money Fund Trust and Institutional	Harris J. Ashton
Fiduciary Trust	Robert F. Carlson
Edith E. Holiday
Frank W. T LaHaye
Frank A. Olson

Templeton China World Fund, Templeton Developing	Frank J. Crothers
Markets Trust, Templeton Funds, Inc., Templeton Global	Edith E. Holiday (Chairman)
Smaller Companies Fund, Templeton Income Trust and	Frank A. Olson
Templeton Institutional Funds, Inc.

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